NOTE 5 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2023
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	Year ended December 31,
	2023	2022	2021
Net profit (loss) as reported in the
statements of operations	62	15	(40)
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	14.3	3.4	(9.2)

Added to tax carried forward losses (less full valuation allowance)	(14.3)	(3.4)	9.2

Provision for income tax	-	-	-